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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant /x/ Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
JONES SODA CO.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
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234 Ninth Avenue North Seattle, WA 98109	T 206-624-3357 F 206-624-6857 www.jonessoda.com

April 26, 2001

Dear Shareholder:

Enclosed you will find the Proxy Statement and Form 10-KSB Annual Report for Jones Soda Co.'s upcoming Annual Meeting on Thursday, May 31, 2001 at 2:00 p.m. (PT).

This year's Annual Meeting will be held in our Seattle offices at 234 Ninth Avenue North and we look forward to seeing you here in Seattle again.

The items included in this year's Proxy Statement include:

  •
  Re-appointment of KPMG as the Company's auditors; and

  •
  Election of directors.

We are excited about the future of Jones Soda Co. as we continue to grow. Our portfolio of Jones products includes our flagship brand, Jones Soda Co., our energy drink, Whoopass and our "just" launched juice & tea drink, Jones Juice. We believe that with our three Jones products, we now have the key categories covered in the growing New Age beverage industry.

If you have any questions or need to talk further, please contact Jennifer Cue or myself at 206-624-3357.

Sincerely,

Peter van Stolk
President & C.E.O.

Enc.

234 Ninth Avenue North Seattle, WA 98109	T 206-624-3357 F 206-624-6857 www.jonessoda.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
MAY 31, 2001
2:00 p.m.

To Jones Soda Co. Shareholders:

    Notice is hereby given, that the Annual Meeting of Shareholders of Jones Soda Co., a Wyoming corporation (the "Company" or "Jones"), will be held at 2:00 p.m. on Thursday, May 31, 2001 at 234 9th Avenue North, Seattle, Washington for the following purposes:

  1.
  To elect Directors.

  2.
  To ratify the appointment of KPMG Peat Marwick Thorne, Chartered Accountants, as independent auditors of the Company for its fiscal year ending December 31, 2001.

  3.
  To transact such other business as may properly come before the meeting and any adjournments thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Shareholders entitled to notice of and to vote at the meeting shall be determined as of the close of business on April 3, 2001, the record date fixed by the Board of Directors for such purpose. A list of such shareholders will be available during regular business hours at the Company's corporate headquarters located at 234 9th Avenue North, Seattle, Washington for the ten days before the meeting for inspection by any shareholder for any purpose germane to the meeting.

By Order of the Board of Directors,
JONES SODA CO.
JENNIFER L. CUE
Secretary
Seattle, Washington
April 20, 2001

IMPORTANT

    WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. PROMPTLY SIGNING, DATING AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. AN ADDRESSED ENVELOPE, FOR WHICH NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THAT PURPOSE. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES AT THE MEETING IF YOU DESIRE TO DO SO, AS YOUR PROXY IS REVOCABLE AT YOUR OPTION.

JONES SODA CO.
234 9th Avenue North
Seattle, Washington 98109

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 31, 2001

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Jones Soda Co., to be voted at the annual meeting of the shareholders of the Company (the "Annual Meeting"), which will be held at 2:00 p.m. (local time) on Thursday, May 31, 2001, at 234 9thAvenue North, Seattle, Washington for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The shareholders who execute proxies retain the right to revoke them at any time prior to the exercise of the power conferred thereby, by delivering a signed statement to the Secretary of the Company at or prior to the Annual Meeting or by executing another proxy dated as of a later date. The cost of solicitation of proxies is to be borne by the Company.

    An Annual Report on Form 10-KSB, containing financial statements for the fiscal year ended December 31, 2000, is being mailed together with this proxy statement to all shareholders entitled to vote at the Annual Meeting. It is anticipated that this Proxy Statement and the accompanying proxy will be first mailed to shareholders on or about April 26, 2001.

    Shareholders of record at the closing of business on April 3, 2001 will be entitled to vote at the Annual Meeting on the basis of one vote for each share held. On April 3, 2001 there were 19,328,378 Common Shares outstanding.

    Each of the persons named as proxies in the Proxy is an officer of the Company, although the Proxy allows someone else to be appointed as proxies. All properly executed proxies returned in time to be cast at the meeting will be voted.

    The Board of Directors does not intend to bring any other business before the meeting, and so far as is known to the Board, no matters are to be brought before the meeting except as specified in the Notice of the Annual Meeting. However, as to any other business that may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

PRINCIPAL HOLDERS OF VOTING SECURITIES

    The following table sets forth as of April 3, 2001, certain information regarding the beneficial ownership of the Company's outstanding Common Shares by: (i) each person who, to the knowledge of management, owned beneficially more than 5% of the Common Stock, (ii) each director and director nominee of the Company, and (iii) all directors and executive officers of the Company as a group. Based on information furnished by the beneficial owners to the Company, and except as otherwise noted and subject to community property laws where applicable, the Company believes that the beneficial owners listed below have sole voting and investment power with respect to such shares.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
5% Owners:
Arnhold & S. Bleichroeder, Inc. 1345 Avenue of the Americas New York, NY 10105-4300	1,836,716	(2)	9.3%
Gilbert E. LeVasseur, Jr. Revocable Trust 26 Corporate Plaza, Suite 280 Newport Beach, CA 92660	1,129,200		5.84%
Directors:
Peter M. van Stolk 234 9th Avenue North Seattle, WA 98109	1,744,894	(3)	8.76%
Jennifer L. Cue 234 9th Avenue North Seattle, WA 98109	659,134	(4)	3.31%
Ron B. Anderson 4555 Glenwood Avenue North Vancouver, B.C. V7R 4G6 CANADA.	186,300	(5)	0.96%
Michael M. Fleming 1420 Fifth Avenue, Suite 4100 Seattle, WA 98101	90,000	(6)	0.46%
Matthew Kellogg 234 9th Avenue North Seattle, WA 98109	90,020	(7)	0.46%
Peter Cooper 26 Corporate Plaza, Suite 280 Newport Beach, CA 92660	1,133,300	(8)	5.72%
All current directors and executive officers as a group (6 persons)	3,903,648	(9)	18.51%

(1)
Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Common Shares subject to options currently exercisable or exercisable within sixty (60)-days of April 3, 2001 are deemed outstanding for purposes of computing the number of shares held by and the percentage ownership of the person holding such option but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)
Includes 375,000 shares of Common Stock subject to warrants that are exercisable within 60 days of April 3, 2001.

(3)
Includes 595,000 shares of Common Stock subject to options and warrants that are exercisable within 60 days of April 3, 2001.

(4)
Includes 605,034 shares of Common Stock subject to options and warrants that are exercisable within 60 days of April 3, 2001.

(5)
Includes 126,700 shares of Common Stock subject to options and warrants that are exercisable within 60 days of April 3, 2001.

(6)
Includes 90,000 shares of Common Stock subject to options that are exercisable within 60 days of April 3, 2001.

(7)
Includes 56,667 shares of Common Stock subject to options and warrants that are exercisable within 60 days of April 3, 2001.

(8)
Includes 206,667 shares of Common Stock subject to options and warrants that are exercisable within 60 days of April 3, 2001. Also includes 1,078,300 shares owned by Clifton Investments, L.P., of which Mr. Cooper is a Manager.

(9)
Includes 1,680,068 shares of Common Stock subject to options and warrants that are exercisable within 60 days of April 3, 2001.

  Section 16 Reporting

    Section 16(a) of the Securities Exchange Act of 1933, as amended (the "Exchange Act") requires the Company's Directors, executive officers and persons who own more than 10% of the Company's common stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of common stock of the Company. Reporting Persons are required by regulations of the Commission to furnish the Company with copies of all Section 16(a) reports they filed. Based solely on the Company's review of the copies of such reports received or written communications from certain Reporting Persons, the Company believes that during the last fiscal year ended December 31, 2000, all Reporting Persons complied with all Section 16(a) filing requirements.

  PROPOSAL 1—ELECTION OF DIRECTORS

    A Board of six (6) Directors is to be elected at the Annual Meeting. Each Director shall hold office until the next Annual Meeting of Shareholders or until his or her successor is duly elected and qualified or until his or her death, resignation or removal.

    The Board of Directors of Jones has authorized the nomination at the Annual Meeting of the persons named below as candidates. Unless otherwise directed, the proxy holders will vote the proxies received by them for the six nominees named below. In the event that any of the six nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominees who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

  Nominees

    Peter M. van Stolk is the founder of the Company, and has served as our President, Chief Executive Officer and a director since May 1993. Mr. van Stolk began his career in the beverage industry in 1987 when he founded Urban Hand Ltd., a predecessor company to Jones Soda Co. Mr. van Stolk is also a member of the Social Venture Network. He attended Grant McKewan College in Edmonton, Alberta.

    Jennifer L. Cue has served as our Corporate Secretary since August 1997, Chief Financial Officer since February 1997, Vice President, Corporate and Financial Development, between October 1995 and January 1997, and a director since March 1995. Prior to October 1995, Ms. Cue served as Vice President Investment Research of D. Grant Macdonald Capital Corporation from February 1994, and prior to that served as Vice President, Investments at Penfund Management in Toronto, Ontario from November 1990. From 1986 to 1988, Ms. Cue worked in Commercial Banking for Lloyds Bank Canada. Ms. Cue holds an MBA from McGill University in Montreal and a Bachelor of Commerce from the University of British Columbia in Vancouver, British Columbia. Ms. Cue is also a Chartered Financial Analyst.

    Ron B. Anderson has served as one of our directors since July 1994. Mr. Anderson is currently President of North Point Capital Corp., a private merchant banking company, and is the Senior Vice President, Corporate Development of ParkSide Developments L.P., a private partnership involved in real estate development and an affiliate of North Point Capital. From July 1995 to December 1995, he was a full-time consultant to The Loewen Group Inc., a funeral service company. From August 1993 to June 1995, he was President of D. Grant Macdonald Capital Corporation, a private merchant bank. From September 1987 to July 1993, he was Senior Manager, British Columbia District, for National Bank of Canada. Mr. Anderson is a Certified General Accountant and holds a B. Comm. from the University of British Columbia in Vancouver, B.C.

    Michael M. Fleming has served as one of our directors since April 1997. Since February 2000, Mr. Fleming has been an attorney with the law firm of Lane Powell Spears Lubersky LLP in Seattle, Washington, specializing in real estate, dispute resolution, securities and environmental matters. From November 1992 to February 2000, Mr. Fleming was an attorney with the law firm of Ryan, Swanson & Cleveland in Seattle, Washington. He is also the President and owner of Kidcentre, Inc., a company in the business of providing child care services in Seattle, Washington. Since April 1985, he has also been the President and owner of Fleming Investment Co., an investment company.

    Matthew Kellogg was appointed as one of our directors on May 28, 1999. Mr. Kellogg is currently the Managing Member of Kingfisher Capital, LLC. From 1997 to 1999, Mr. Kellogg was the Business Development Director for Playnetwork, Inc. From 1993 to 1996, Mr. Kellogg served as the Managing Member of MTC, LLC, a restaurant management firm. Mr. Kellogg holds a Bachelor of Science degree from Skidmore College.

    Peter Cooper was appointed as one of our directors on May 28, 1999 and has served as Chairman of the Board since October 24, 1999. Since 1992, Mr. Cooper has been the owner of P.C. Cooper & Co. Inc, a U.S. based investment company with interests in real estate and private companies. Mr. Cooper is also a founding partner of Cooper & LeVasseur, a "special situation" investment partnership. From 1986 through 1994, Mr. Cooper served as Chief Executive of L.D. Nathan & Co., Ltd., a New Zealand based retail and consumer brand company and, following the merger with Lion Breweries, as an Executive Director of Lion Nathan Limited. Mr. Cooper received an Honors Degree in Law from Auckland University and was admitted as a Barrister and Solicitor in New Zealand in 1977.

    Under the Washington Business Corporation Act, the election of the Company's Directors requires a plurality of votes represented in person or by proxy at the meeting. The Board of Directors recommends that the shareholders vote FOR the Board of Directors' nominees for Directors of the Company.

DIRECTORS AND EXECUTIVE OFFICERS

    The directors and executive officers of the Company and their ages as of April 3, 2001, are as follows:

Name	Age	Position
Peter M. van Stolk(2)(3)	37	President, Chief Executive Officer and Director
Jennifer L. Cue(1)	37	Chief Financial Officer, Secretary and Director
Ron B. Anderson(1)(3)	48	Director
Michael M. Fleming(2)	52	Director
Matthew Kellogg(1)	35	Director
Peter Cooper(2)(3)	49	Director and Chairman of the Board

(1)
Member of Audit Committee.

(2)
Member of Compensation Committee.

(3)
Member of Nomination Committee.

    Each officer named above will serve until their successors are appointed or until death, resignation or removal. It is expected that each of the above officers will be reappointed at the Annual Meeting of the Board of Directors to be held immediately following the 2001 Annual Meeting of Shareholders.

    For the biographical summary of Peter van Stolk, Jennifer Cue, Ron Anderson, Michael Fleming, Matthew Kellogg and Peter Cooper, see "Nominees."

  Change in Control Arrangements

    The Company does not currently have any arrangements which may result in a change of control.

BOARD MEETINGS AND COMMITTEES

    During the 2000 fiscal year, the Board of Directors had seven meetings. All of the Directors were in attendance at each of the meetings held in 2000.

    In 1996, the Board of Directors created an Audit Committee, a Compensation and Stock Option Committee and a Nomination Committee.

    The Audit Committee represents the Board in discharging its responsibilities relating to the accounting, reporting, financial and internal control practices of the Company and its subsidiaries. The committee has general responsibility for reviewing with management the financial and internal controls and the accounting, auditing and reporting activities of the Company and its subsidiaries. The committee annually reviews the qualifications and objectivity of the Company's independent auditors, makes recommendations to the Board as to their selection, reviews the scope, fees and result of their audit, reviews their non-audit services and related fees, is informed of their significant audit findings and management's responses thereto, and annually reviews the status of significant current and potential legal matters. The Audit Committee reviews the quarterly and annual financial statements and recommends their acceptance to the Board of Directors. The committee meets quarterly and must be constituted of at least three directors, two of whom are not officers of the Company.

    The Audit Committee consists of Ron Anderson (Chair), Matthew Kellogg and Jennifer Cue. The current membership of the Audit Committee was determined by the Board of Directors on May 28, 1999. The Audit Committee had four meetings in the 2000 fiscal year.

    Two of the three members of the Audit Committee are "Independent Directors" as such term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Company's Board of Directors has not adopted a written charter for the Audit Committee.

    The Compensation and Stock Option Committee (the "Compensation Committee") oversees incentive compensation plans for officers and key employees and approves standards for setting compensation plans for senior executive. The committee also approves the compensation of certain employees whose salary are above specified levels and makes recommendations to the Board for approval as required. The committee will also recommend bonuses and stock option awards. This committee meets as required.

    The Compensation Committee consists of Michael Fleming (Chair), Peter Cooper and Peter van Stolk. The current membership of the Compensation Committee was determined by the Board of Directors on July 26, 1999. The Compensation Committee did not meet in the 2000 fiscal year.

    The Nomination Committee identifies and recommends candidates for election to the Board. It advises the Board on all matters relating to directorship practices, including the criteria for selecting directors, policies relating to tenure and retirement of directors, and compensation and benefit programs for non-employee directors. The committee makes recommendations relating to the duties and membership of committees of the Board. The committee recommends processes to evaluate the performance and contribution of individual directors and the Board as a whole and approves procedures designated to provide that adequate orientation and training are provided to new members of the Board. The Nomination Committee consults with the Chief Executive Officer in its process of recruiting new directors. The Nomination Committee should be made up exclusively of outside directors. The Nomination Committee may also assist in locating senior management personnel.

    The Nomination Committee consists of Peter Cooper (Chair), Ron Anderson and Peter van Stolk. The current membership of the Nomination Committee was determined by the Board of Directors on October 30, 2000. The Nomination Committee did not meet in the 2000 fiscal year.

REPORT OF THE AUDIT COMMITTEE

    Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

    The Company's independent accountants also provided to the Audit Committee the written disclosures required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

    Based upon the Audit Committee's discussion with management and the independent accountants, and upon the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000.

Ron Anderson
Matthew Kellogg
Jennifer Cue

DIRECTOR AND EXECUTIVE COMPENSATION

    For purposes of this Proxy Statement, "executive officer" of Jones means an individual who at any time during the year was the Chair or a Vice-Chair of Jones where the person performed the functions of such office on a full-time basis; the President of Jones; any Vice-President of Jones in charge of a principal business unit such as sales, finance or production; any officer of Jones or of a subsidiary of Jones; or any other person who performed a policy-making function in respect of Jones.

    The summary compensation table below discloses compensation paid to the following individuals:

      (a) our Chief Executive Officer ("CEO");

      (b) each of our four most highly compensated executive officers, other than the CEO, who were serving as executive officers as at the end of the most recently completed financial year and whose total salary and bonus exceeds $100,000 per year; and

      (c) any additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as an executive officer of Jones at the end of the most recently completed financial year

    As of December 31, 2000, we had one executive officer so qualified: Peter van Stolk (Chief Executive Officer and President).

  Summary Compensation Table

    The following table contains a summary of the compensation paid to Mr. van Stolk during the three most recently completed financial years. In the column headings, "SAR" or "stock appreciation right" means a right granted by Jones, as compensation for services rendered, to receive a payment of cash or an issue or transfer of securities based wholly or in part on changes in the trading price of publicly traded securities of Jones, and "LTIP" or "long term incentive plan" means any plan that provides compensation intended to serve as incentive for performance to occur over a period longer than one financial year, but does not include option or stock appreciation right plans or plans for compensation through restricted shares or restricted share units.

		Annual Compensation			Long Term Compensation
					Awards		Payouts
Name and Principal Position	Year Ended	Salary ($)	Bonus ($)	Other Compensation ($)	Securities Under Options/SARs Granted (#)	Restricted Shares or Restricted Share Units ($)	LTIP Payouts ($)	All Other Compensation ($)
Peter van Stolk, Chief Executive Officer	Dec. 31/98 Dec. 31/99 Dec. 31/00	57,517 57,517 75,758	Nil Nil Nil	Nil Nil 47,000(1)	220,000 165,000 20,000	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil

(1)
Represents a one-time payment made in 2000 to reimburse Mr. van Stolk for taxes incurred in connection with the sale of stock options which resulted in additional equity financing for the Company in 1997.

  Compensation Of Directors

    None of our directors has received any remuneration for acting as a director of Jones except for the options, stock appreciation rights and other rights to purchase securities as disclosed below. In addition, directors are paid out of pocket expenses incurred in attending Board of Directors and committee meetings of the Board.

  Remuneration Of Executive Officers

    The aggregate remuneration paid or payable by Jones and its subsidiaries in 2000 to the executive officers of Jones was $283,510.

  Options, Stock Appreciation Rights And Other Rights To Purchase Securities

    The following table sets out the incentive stock options and stock appreciation rights granted to Mr. van Stolk during 2000.

Name	Securities Under Options/SARs Granted (#)	% of Total Option/SARs Granted to Employees in Financial Year	Exercise or Base Price (Can.$/Security)	Market Value of Securities Underlying Options/SARs on the Date of Grant (Can.$/Security)	Expiration Date
Peter van Stolk	20,000	22.9%	1.00		July 24, 2005

    During 2000, the following options and other rights to purchase securities of Jones were granted to the directors and executive officers of Jones, as a group:

Securities Under Option	Exercise Price (Can.$/Security)	Date of Grant/Expiry Date	Consideration Received For the Grant
120,000	$1.00	July 24, 2000/July 23, 2005	Nil

    During 2000, no options and other rights to purchase securities of Jones were exercised by the directors and executive officers of Jones.

  Directors' And Officers' Insurance

    We maintain directors' and officers' insurance for our directors and officers as well as those of our subsidiaries as a group. The yearly coverage limit of such insurance is Can.$3,000,000 per occurrence and Can.$3,000,000 in the aggregate, subject to a corporate deductible of Can.$50,000 per loss on non-securities claims and Can.$150,000 per loss on securities claims. We paid a premium of US$36,000 for the year ended December 31, 2000.

  Long-Term Incentive Plans

    During the financial year ended December 31, 2000, there were no payments made to directors or executive officers pursuant to the long-term incentive plan.

  Pension Benefits

    We currently have no pension benefits arrangement under which we have made payments to the directors and executive officers of Jones during our most recently completed financial year or intend to make payments to our directors and executive officers upon their retirement (other than the payments set out above and those made, if any, pursuant to the Canada Pension Plan or any government plan similar to it).

  Other Benefits

    We did not pay any remuneration pursuant to any existing plan or arrangement during our most recently completed financial year to the directors and executive officers of Jones, as a group, directly or indirectly, other than the payments set out above and those made pursuant to the Canada Pension Plan or any government plan similar to it and payments to be made for, or benefits to be received from, group life or accident insurance, group hospitalization or similar group benefits or payments. We do not propose to make any payments, directly or indirectly, in the future to the directors and executive officers of Jones, as a group, pursuant to any existing plan or arrangement.

  Employment Agreements

    In March 1996, the Company entered into an employment agreement with Mr. van Stolk for a term of five years commencing January 1, 1996 and terminating on January 1, 2001. The agreement has been extended indefinitely by the Company's Board of Directors until such time as a new agreement has been entered into. Pursuant to such agreement, Mr. van Stolk shall continue to serve as President of the Company and shall receive an annual salary of Can.$60,000, which may be increased (but not decreased) each year in the sole discretion of the board of directors. Mr. van Stolk will be entitled to receive an annual bonus (the "Initial Bonus") in an amount equal to the sum of: (a) Can.$0.125 per finished case of WAZU or Jones Soda Co. sold in North America; and (b) Can.$0.05 per case of concentrate of Jones Soda Co. sold in North America. Provided it does not exceed the difference between net income of the Company before tax and the Initial Bonus in each fiscal year, Mr. van Stolk will also be entitled to receive an additional bonus (the "Additional Bonus") in an amount equal to: (a) Can.$0.125 per finished case of WAZU or Jones Soda Co. sold in North America; and (b) Can.$0.05 per case of concentrate of Jones Soda Co. sold in North America. The amount of the Initial Bonus and Additional Bonus is to be determined within 140 days of the fiscal year end of the Company. Among other things, the Company has agreed to reimburse Mr. van Stolk for reasonable expenses and provide customary employee benefits. The Company will also pay premiums for term life insurance in the amount of Can.$1,000,000 payable to Mr. van Stolk's designated beneficiary. The employment agreement contains certain restrictive covenants, including provisions precluding Mr. van Stolk from competing with the Company for the term of the agreement and one year thereafter and provisions precluding disclosure of the Company's confidential information to third parties. The Company may terminate the agreement for cause. Mr. van Stolk may terminate the agreement after 120 days from the date of a change of control, in which case the Company will be obligated to pay Mr. van Stolk, within ten days of the date of such termination, the greater of all compensation to be paid to Mr. van Stolk during the remainder of the term of the agreement (based upon revenue targets included in the agreement) or an amount equal to the compensation paid to Mr. van Stolk for previous fiscal year multiplied by two. Since executing the Employment Agreement, because Mr. van Stolk has elected not to receive any of the Additional Bonus that he has earned, the Company has agreed to pay Mr. van Stolk $90,000 instead of the amounts called for pursuant to his Employment Agreement. Additionally, the Board of Directors has issued options to Mr. van Stolk.

    In May 1999, and retroactive to January 1, 1999, the Company entered into an employment agreement with Jennifer L. Cue to serve as Chief Financial Officer of the Company for the period January 1, 1999 to December 31, 2002. This employment agreement supersedes a previous employment agreement with Ms. Cue from January 1, 1996 through December 31, 1998. Under the employment agreement, Ms. Cue's salary is Can.$90,000 in fiscal year 1999, which has been increased to US$90,000 due to the Company's relocation to the United States. Prior to the first day of each year of employment under the employment agreement, the Company and Ms. Cue are to negotiate a salary adjustment, stock option and bonus provision which will be based upon Ms. Cue's performance in the previous year and her salary level in comparison to those of other Senior Executive Officers. If the Company terminates the agreement without cause, or if Ms. Cue terminates the agreement upon change of control of the Company or a change in the Company's management or reporting structure, Ms. Cue is entitled to receive from the Company a severance payment equal to the lesser of a payment equal to 36 months of her annual salary based on the remuneration she received at the time of the termination or change of control, or US$270,000 and her stock option entitlements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    No director, officer, promoter or member of management, or any of their respective associates or affiliates, is or has been indebted to the Company in an amount in excess of $60,000 at any time during the year ended December 31, 2000.

    Other than as set forth in this Proxy Statement, no insider of Jones, no proposed nominee for election as a director and no associate or affiliate of any such insider or proposed nominee has had any material interest, direct or indirect, in any transaction since the beginning of our most recently completed financial year or in any proposed transaction that, in either case, has materially affected or will materially affect our operations.

  PROPOSAL 2—RATIFICATION OF APPOINTMENT OF AUDITOR

    The shareholders will be asked to ratify the appointment of KPMG Peat Marwick Thorne, Chartered Accountants, as independent auditors of the Company to hold office until the next annual general meeting of shareholders of the Company at a remuneration to be fixed by the directors. KPMG Peat Marwick Thorne, Chartered Accountants, was first appointed as independent auditors of the Company in November 24, 1995. Representatives of KPMG Peat Marwick Thorne are expected to attend the Annual Meeting and will have an opportunity to make a statement or to respond to appropriate questions from stockholders. The Board of Directors recommends that the shareholders vote FOR the ratification of the appointment of KPMG Peat Marwick Thorne as the auditors for the Company.

AUDITOR FEES

    The aggregate fees billed by KPMG Peat Marwick Thorne, Chartered Accountants, for professional services rendered for fiscal year 2000 are as follows:

Audit fees (for the audit of the Company's annual financial statements for the year ended December 31, 2000 and for the reviews of the financial statements included in the Company's Forms 10-Q filed during 2000)	$36,872
All other fees (for all other services)	$28,503

    The Audit Committee has considered whether the provision of tax advice in connection with the Company's relocation to the United States is compatible with maintaining the independence of KPMG Peat Marwick Thorne, Chartered Accountants.

PROPOSALS OF SHAREHOLDERS

    Proposals of shareholders intended to be presented at the 2002 Annual Meeting of Shareholders must be received by the Company no later than December 1, 2001 to be included in the Company's proxy statement and form of proxy related to that meeting. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

SOLICITATION OF PROXIES

    The proxy accompanying this Proxy Statement is solicited by the Board of Directors of the Company. Proxies may be solicited by officers, directors and regular supervisory and executive employees of the Company, none of who will receive any additional compensation for their services. Also, the Company intends to hire a proxy solicitation firm to solicit proxies at an estimated cost of $6,500 plus reasonable expenses. Such solicitations may be made personally, or by mail, facsimile, telephone, telegraph, messenger, or via the Internet. The Company will pay persons holding shares of common stock in their names or in the name of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. All of the cost of solicitation of proxies will be paid by the Company.

Voting Tabulation

    Vote Required: Under the Washington Business Corporation Act, the election of the Company's Directors requires a plurality of the votes represented in person or by proxy at the meeting. Approval of the other proposal on the Notice of Annual Meeting requires more votes in favor of adoption than those against each of the proposals. Votes cast by proxy or in person at the meeting will be tabulated by Pacific Corporate Trust Company. A majority of the shares eligible to vote must be present in person or represented by proxy to provide a quorum.

    Effect of an Abstention and Broker Non-Votes: A shareholder who abstains from voting on any or all proposals will be included in the number of shareholders present at the meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees or other proposals. Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' proxies in their own discretion.

DATED: Seattle, Washington, April 20, 2001

JONES SODA CO.
Proxy For Annual Meeting of Shareholders
May 31, 2001

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Peter van Stolk and Jennifer Cue, and each or both of them, proxies, with full power of substitution to vote all shares of stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Jones Soda Co., to be held on Thursday, May 31, 2001, at 234 9th Avenue North, Seattle, Washington and at any adjournment thereof, upon matters set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement dated April 20, 2001, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AS DESCRIBED IN ITEM 1 AND FOR THE PROPOSAL IN ITEM 2.

    Please mark your votes as indicated in this example. /x/

1.
Election of directors:

NOMINEE:	Peter M. van Stolk
FOR	/ /	AGAINST	/ /	ABSTAIN	/ /
NOMINEE:	Jennifer L. Cue
FOR	/ /	AGAINST	/ /	ABSTAIN	/ /
NOMINEE:	Ron B. Anderson
FOR	/ /	AGAINST	/ /	ABSTAIN	/ /
NOMINEE:	Michael M. Fleming
FOR	/ /	AGAINST	/ /	ABSTAIN	/ /
NOMINEE:	Matthew Kellogg
FOR	/ /	AGAINST	/ /	ABSTAIN	/ /
NOMINEE:	Peter Cooper
FOR	/ /	AGAINST	/ /	ABSTAIN	/ /
2.
To ratify the appointment of KPMG Peat Marwick Thorne, Chartered Accountants, as independent auditors of the Company for its fiscal year ending December 31, 2001.

FOR	/ /	AGAINST	/ /	ABSTAIN	/ /

3.
To transact such other business as may properly come before the meeting and any adjournments thereof.

Date: __________________________________, 2001
Signature(s) of Shareholder(s)

Print Name(s)
(If signing as attorney, executor, trustee or guardian, please give your full title as such. If shares are held jointly, each holder should sign.)
/ / Check this box if you plan on attending the Annual Meeting of Shareholders in person.

QuickLinks

PRINCIPAL HOLDERS OF VOTING SECURITIES
DIRECTORS AND EXECUTIVE OFFICERS
BOARD MEETINGS AND COMMITTEES
REPORT OF THE AUDIT COMMITTEE
DIRECTOR AND EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
AUDITOR FEES
PROPOSALS OF SHAREHOLDERS
SOLICITATION OF PROXIES
JONES SODA CO. Proxy For Annual Meeting of Shareholders May 31, 2001
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS